April 30, 2021
Summary Prospectus For New Investors In Group And Individual Flexible Premium Variable Life Insurance Policies (AFIS)
Issued by Paragon Separate Account A of Metropolitan Life Insurance Company
This Summary Prospectus summarizes key features of the Group Policies and the Certificates issued under the Group Policies (“Policies”) of Metropolitan Life Insurance Company (“Metropolitan Life”, “MetLife”, “we”, “our”, “us” or “the Company”).
Before you invest, you should also review the prospectus for the Group Policies and the Policies which contains more information about the Group Policies’ and the Policies’ features, benefits, and risks. You can find this document and other information about the Group Policies and the Policies online at dfinview.com/metlife/tahd/MET000219. You can also obtain this information at no cost by calling 1-800-756-0124 or by sending an email request to GVUL-eservice@metlifecommercial.com.
You may cancel your Policy generally within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application for coverage. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Please note that the Policies and the Portfolios are not guaranteed to achieve their goals, are not federally insured, are not endorsed by any bank or government agency, and are subject to risks, including the loss of the amount invested.
The Securities and Exchange Commission (“SEC”)has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us.
Instead, the shareholder reports will be made available on dfinview.com/metlife/tahd/MET000219 and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.
If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications electronically, including Portfolio prospectuses and other information we send you by calling us at (800) 756-0124.
If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please call (800) 756-0124 if you wish to continue receiving paper copies of the Portfolios’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policies.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY
Cash Value
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawal	A contingent deferred sales charge will be deducted from the cash value of the Policy upon surrender, lapse or decrease in Face Amount during the first 10 Policy Years (and during the first 10 Policy Years after an increase in Face Amount). The maximum surrender charge is 30% of premiums paid in first Policy Year (or of premiums associated with an increase in Face Amount), not to exceed guideline annual premium for the initial Face Amount (or for the Face Amount increase). For example, the maximum contingent deferred sales charge , assuming an initial premium of $100,000 is $30,000.			“Charges and Deductions- Transaction Charges”
Transaction Charges	You may be subject to charges that may apply if you surrender, lapse, make a partial withdrawal or decrease your Face Amount. You also may be charged for other transactions, such as when you make a premium payment, transfer cash value between investment options, or exercise your Accelerated Death Benefit Option.			“Charges and Deductions — Transaction Charges”
Ongoing Fees and Expenses (annual charges)	In addition to withdrawal charges and transaction charges described above, an investment in the Policy is subject to certain ongoing fees and expenses, including a mortality and expense risk charge and a monthly deduction covering the cost of insurance under the Policy, monthly administrative charge and optional benefits added by rider, and such fees and expenses are set based on characteristics of the insured (e.g., the age and rate class of the covered person) as well as the Group mortality characteristics. Please refer to the specifications page of your Policy for applicable rates.
	You will also bear expenses associated with the Portfolios available under your Certificate, as shown in the following table:			“Charges and Deductions–Periodic Charges- Monthly Deduction; Mortality and Expense Risk Charge; Loan Interest Charge” “Charges and Deductions – Portfolio Expense Charges”
	ANNUAL FEE	MIN	MAX
	Investment options (Portfolio fees and charges)	0.10%	1.04%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Policy.			“Principal Risks”
Not a Short-Term Investment	The Policies are designed to provide insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make premium payments, you surrender the Policy or the Policy lapses and you will also pay a transaction fee on partial withdrawals.			“Principal Risks”
Risks Associated with Investment Options	An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option (including any General Account investment option) has its own unique risks. You should review the investment options before making an investment decision.			“Principal Risks”

	RISKS	LOCATION IN PROSPECTUS
Insurance Company Risks	Investments in the Policy are subject to the risks related to Metropolitan Life, including any obligations (including under any General Account investment option), guarantees, and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling 1-800-756-0124 or visiting: https://www.metlife.com/about-us/corporate-profile/ratings/.	“Principal Risks”
Contract Lapse	Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the cash surrender value under your Policy is insufficient to cover the monthly deduction. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences. If the Policy lapses, no death benefit will be paid. . A Policy may be reinstated if the conditions for reinstatement are met including the payment of required premiums.	“Principal Risks”
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	At the present time, no charge is assessed against the cash value of a Policy when amounts are transferred among the Divisions of the Separate Account and between the Divisions and the General Account. Policy owners may transfer cash value between and among the Divisions and the General Account. Restrictions may apply to frequent transfers. Metropolitan Life reserves the right to remove or substitute Portfolio companies as investment options that are available under the Policy.	“Features of the Policy - Transfers”
Optional Benefits	Rider availability is subject to your employer making the rider available. Depending upon your Employer’s requirements, certain Policy riders may only be able to be added to in force Policies during the Employer’s annual enrollment.	“Features of the Policy -Additional Benefits and Riders”
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.	“Federal Tax Matters”
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation relating to your ownership of a Policy, both in the form of commissions and continuing payments. This conflict of interest may influence your investment professional when advising you on your Policy.	“Distribution of the Group Policy and the Policy”
Exchanges	Some investment professionals may have a financial incentive to offer you a new Policy in place of your current Policy. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new Policy rather than continue to own your existing Policy.	“Distribution of the Group Policy and the Policy”

OVERVIEW OF THE POLICY
The Policy is designed for use in employer-sponsored life insurance programs to provide employees who elect coverage tax deferred accumulation of assets through an investment portfolio and a death and/or other benefits. The Policy may be appropriate for an investor who has a longer time horizon, is not purchasing the Policy for short-term liquidity needs and desires life insurance coverage.
Premium Payments
Where provided by an Employer, the minimum initial premium and the planned premium will be remitted to us by the Employer on your behalf pursuant to a premium payment schedule (the “Payroll Deduction Plan”). You must authorize the amount of the premiums remitted by the Employer. If the Employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations. No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Policy is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. Every premium payment (other than a planned premium) paid must be at least $20. We will not accept any premium payment that would cause your total premiums to exceed current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The planned premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. You are not required to pay premiums equal to the planned premium. Premium payments made directly to us should be sent to our Administrative Office. The payment of a given premium will not necessarily guarantee that your Policy will remain in force. Rather, this depends on the Policy’s cash surrender value. Insufficient premiums may result in lapse of the Policy. Premiums may be allocated among the investment options including the General Account. Additional information about each Portfolio including its investment objective, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Policy
The Policyhas a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Standard Death Benefit. We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured’s death, or to you, before the Insured’s death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.
You may choose between two standard death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the end of the Valuation Period that includes the Insured’s date of death.
•	Death Benefit Option A is a “Level Type” death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.

•	Death Benefit Option B is an “Increasing Type” death benefit equal to the Face Amountof the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.
So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.
Surrenders. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.
Partial Withdrawals. After the first Policy Year, you may request to withdraw part of the Cash Surrender Valueonce each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).
Transfers. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account and/or, if applicable, the General Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first 2 years of the Issue Date of Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance Policy.) There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities.
Loans. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Divisions of the Separate Account and/or the General Accountto the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness and any contingent deferred sales charge. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.
Additional Benefits and Riders. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. These are the Waiver of Monthly Deductions Rider, Children’s Life Insurance Rider, Spouse’s Life Insurance Rider and the Accelerated Death Benefit Settlement Option Rider. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and someGroup Contracts or employer-sponsored insurance programs may not offer certain riders. Please contact us at our Administrative Office for further details.
Settlement Options. There may be ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.
STANDARD DEATH BENEFITS
Standard Death Benefit
As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our our Administrative Office (i) satisfactory proof of the Insured’s death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner’s estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee’s employment.
Death benefit proceeds equal:
•	the death benefit (described below); plus
•	any additional insurance provided by rider; minus
•	any unpaid monthly deductions; minus
•	any outstanding Indebtedness.
An increase in Face Amountwill increase the death benefit, and a decrease in Face Amountwill decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.
If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.
Payment of the Death Benefit
Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured’s death and all other documentation required at our our Administrative Office. Payment may, however, be postponed in certain circumstances. The death benefit will be reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.
We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary y with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.
Unless otherwise requested and subject to state law, the Policy’s death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.
Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured’s by the FDIC or any other governmental agency.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the Beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Policy owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your Beneficiary designation — including complete names and complete address — if and as they change. You should contact our our Administrative Office in order to make a change to your Beneficiary designation.
Standard Death Benefit Options
The Policy provides two death benefit options: a “Level Type” death benefit (“Option A”) and an “Increasing Type” death benefit (“Option B”). Under certain Group Contracts and employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured’s death.
Under Option A, the death benefit is:
•	the current Face Amountof the Policy or, if greater,
•	the applicable percentage of Cash Value on the date of death.
The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured’s death. For Insureds with an Attained Ageover 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.
Under Option B, the death benefit is:
•	the current Face Amountplus the Cash Value of the Policy or, if greater,
•	the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.
Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amountgenerally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.
The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).
Changing Death Benefit Options
After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request. If an increase in Face Amountprecedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase.

Changing the death benefit option may result in a change in Face Amount. If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amountbefore the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amountto less than $25,000. If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amountbefore the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.
Changing Face Amount
You select the Face Amountwhen applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amountof a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit the number of changes in the Face Amountto one per Policy Year. A change in Face Amountmay affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amountalso may have federal income tax consequences and you should consult a tax adviser before doing so.
Face AmountIncreases. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Ageof 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amountfor that Policy. The maximum Face Amountvaries by Plan. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or employer sponsored insurance program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amountmay result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.
Face Amount Decreases. You may decrease the Face Amountby written request to us. Any decrease in the Face Amountwill become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amountremaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.
A decrease in the Face Amountgenerally will reduce the net amount at risk, which will reduce the cost of insurance charges.
OTHER BENEFITS AVAILABLE UNDER THE POLICY
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found under "Additional Information About Fees". We currently offer the following riders under the Policy, subject to state availability:
NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Waiver of Monthly Deductions Rider	This rider provides for the waiver of monthly deductions while the insured is totally disabled, including cost of insurance and monthly certificate expense charges, upon proof of disability.	Standard	Benefit is provided to you only if elected by your employer and may not be terminated. The Insured must have become disabled before age 65.
Children’s Term Insurance Benefit.	This rider provides term insurance in an amount selected at issue upon proof of death for any insured child.	Optional	Available only if elected by your employer. If coverage is applied for after certificate issue, may be subject to underwriting.
Spouse Term Insurance Benefit.	This rider provides term insurance in an amount selected at issue upon proof of death of the insured’s Spouse.	Optional	Available only if elected by your employer If coverage is applied for after certificate issue, may be subject to underwriting.
Accelerated Death Benefit Settlement Option Rider	Under this rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill.	Standard	Payment under this rider may affect eligibility for benefits under state or federal law.
Dollar Cost Averaging	Allows you to automatically transfer from the American Funds Ultra-Short Bond Division to other Divisions a predetermined amount of money over a specified period of time.	Standard	You may not elect both Dollar Cost Averaging and Automatic Rebalancing at the same time.
Annual Automatic Portfolio Rebalancing	Allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify.	Standard	You may not elect both Dollar Cost Averaging and Automatic Rebalancing at the same time.
Life Income	We will pay equal monthly installments as long as the beneficiary lives	Optional	Must be elected prior to the death of the insured.
Life Income for Two Lives	We will pay monthly installments jointly to two named beneficiaries. Upon	Optional	Must be elected prior to the death of the insured.

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
the death of the primary beneficiary, if the other payee is alive, the full amount of the monthly installments or a percentage of the full amount ( if elected ) will continue to be paid to the survivor for life.
Income for a Specified Number of Years and Life Thereafter	We will pay monthly installments for the longer of the life of the beneficiary or the period chosen.	Optional	Must be elected prior to the death of the insured.
Life Income with Cash Refund	We will pay monthly installments for the life of the beneficiary. If the beneficiary dies prior to the payment of the total amount of the proceeds applied, we will pay the difference in one sum to the new beneficiary.	Optional	Must be elected prior to the death of the insured.
Installments of a Specified Amount	We will pay installments at the dates and in the amounts chosen by the owner (with our approval).	Optional	Must be elected prior to the death of the insured.
Income for Specified Number of Years	We will pay monthly installments for a specified number of years.	Optional	Must be elected prior to the death of the insured. The period cannot extend 30 years.
Interest	We will hold the proceeds on deposit during the beneficiary’s lifetime or a selected period (with our approval). Interest may be accumulated or paid monthly, quarterly, semi-annually or annually, as chosen.	Optional	Must be elected prior to the death of the insured.
BUYING THE POLICY
Premiums
Minimum Initial Premium
No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The

Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy . You are not required to pay premiums equal to the planned annual premium.
We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums.
Premiums will be “received” on a Valuation Date when we receive at our our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy . Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy ’s Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.
If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.
Premium Flexibility
After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the Contractholder or sponsoring employer. Please note that if the Contractholder or sponsoring employer does not remit premiums on a timely basis in accordance with the planned premium payment schedule, you may not participate in investment experience under the Policy until the premium has been received and credited to the Policy in accordance with our established administrative procedures. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. Rather, this depends on the Policy ’s cash surrender value. If the cash surrender valueon any monthly anniversary is less than the monthly deduction you will need to make a premium payment within the grace period to cover the monthly deduction.
An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.
Continuance of Insurance
Failure of the Contractholder or sponsoring employer to pay the planned premium payments authorized by its employees may cause the Group Contracts to terminate. For some Group Contracts, if there is sufficient cash surrender valueto prevent the Policy from lapsing, the Individual Insurance provided by the certificate will automatically continue even if the Group Contracts terminates. Individual Insurance also will continue if the Employee’s employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of a certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended certificate.
Premium Limitations
Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.
We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The aggregate premiums allowable will be lower for Individual Policies or Certificates with an effective date of January 1, 2009 or later, due to the changes in the calculation of insurance rates after that date. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy .
We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.
Modified Endowment Contracts
Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. You may request that we refund any premium received that would cause the Policy to become a MEC.
Allocation of Net Premiums and Cash Value
When you apply for a Policy , you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account and/or, if applicable, the General Account.
If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:
•	The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
•	The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our our Administrative Office.
•	We will allocate net premiums (after the initial net premium) as of the date we receive them at our our Administrative Office according to the premium allocations currently in effect for your Policy , unless otherwise specified.
•	You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.

•	There are limitations on the amount of net premium that may be allocated to the General Account..
Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. Investment performance will affect the Policy ’s Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.
If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy ..
HOW YOUR POLICY CAN LAPSE
Lapse
A Policy may enter a 62-day grace period and possibly lapse (terminate without value or death benefit) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.
We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.
Reinstatement
Unless you have surrendered the Policy , you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee’s employment during the reinstatement period.
Reinstatement is subject to the following conditions:
•	Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
•	Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
•	Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.
If you meet the requirements to reinstate a lapsed Policy , your face amount will be reinstated to the amount in effect immediately prior to the lapse. If you reinstate a lapsed Policy and elect to reinstate any Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy . The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.
If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.
MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR POLICY
Surrender and Partial Withdrawals
During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy , or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.
Surrender. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our our Administrative Office. We determine the cash surrender valueas of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our our Administrative Office along with the request to surrender the Policy . Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy . We can provide a lost Policy Certificate upon request.
Upon surrender, we will pay to you the cash surrender valueequal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.
Partial Withdrawals. After the first Policy Year, you may make up to one partial withdrawal each Policy Month You may request a partial withdrawal in writing (by mail or facsimile) to our our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.
The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Division or from the General Accountis the lesser of $50 or the Policy ’s Cash Value in that Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. Subject to the above conditions, you may allocate the amount withdrawn among the Divisions and/or the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions and/or –the General Accounton a pro-rata basis (that is, based on the proportion that the Policy ’s Cash Value in each Division and/or the General Accountbears to the unloaned Cash Value of the Policy ). If restrictions on amounts that may be withdrawn from the General Accountwill not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Divisionor in the General Accountto pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions and/or the General Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division or in the General Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.
A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amountplus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a “tax corridor” under either Option A or Option B — that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. Face Amountdecreases resulting from partial withdrawals will first reduce the most recent Face Amountincrease, then the most recent increases in succession, and lastly the initial Face Amount.
ADDITIONAL INFORMATION ABOUT FEES
The following tables describe the fees and expenses that you will pay when buying, owning, surrendering and making withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. Please refer to your Policy’s specifications page for information about the specific fees you will pay each year based on the options that you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash between investment options.
Transaction Charges
Charge	When Charge Deducted	Maximum Amount Deducted
Maximum Premium Expense Charge (load)(1)	Upon Receipt of Premium Payment	1.00% of each premium payment
Premium Tax Charge	Upon Receipt of Premium Payment	2.25%
Partial Withdrawal Charge	Upon each partial withdrawal from the Certificate	$25 (2)
Transfer Charge	Upon transfer in excess of 12 in a Certificate Year	$25 per transfer(3)
Contingent Deferred Sales Charge	Upon surrender, lapse or decrease in Face Amount	30% of premiums paid in the first policy year
Accelerated Benefits Rider Administrative Charge	At the time an accelerated death benefit is paid	$100 (3)
(1)	The premium expense charge is deducted only for the Policies treated as individual contracts under Omnibus Budget Reconciliation Act of 1990.

(2)	The partial withdrawal charge is equal to the lesser of $25 or 2% of the amount of the withdrawal.
(3)	We do not currently impose this charge.
(4)	The contingent deferred sales charge applicable to a Policy will depend primarily on the first year commissions paid to broker-dealers distributing the Policies. Assuming there have been no increases in Face Amount of a Policy, the contingent deferred sales charge will be a percentage — either 30% or 28%, as set forth in the Policy specifications page — of premiums actually paid in the first Policy Year up to the guideline annual premium for the initial Face Amount of the Policy. This charge will also apply to premiums associated with an increase in Face Amount. The amount of the charge will decrease each year until it reaches zero at the end of 10 Policy Years (or 10 Policy years after the increase in Face Amount).
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy not including Portfolio fees and expenses.
Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge Deducted	Maximum Amount Deducted
Base Contract Charge:
Cost of Insurance(1)
• Minimum and Maximum Charge	Monthly	$0.15 to $31.67 per $1,000 of net amount at risk
• Charge for a representative Insured(2)		$0.65 per $1,000 net amount at risk
Administrative Charge(3)	Monthly	$6.00
Mortality and Expense Risk Charge(4)	Daily	0.90% (annually) of the net assets of each Division of the Separate Account
Loan Interest Spread(5)	Each Policy Anniversary	3.0%
Optional Benefit Charges:
Waiver of Monthly Deductions During Total Disability Rider(6),(7)
• Minimum and Maximum Charge	Monthly	$0.07 to $0.22 per $1,000 of net amount at risk
• Charge for a representative Insured(2)		$0.09 per $1,000 of net amount at risk
Children’s Life Insurance Rider	Monthly	$0.41 per $1,000 of coverage
Spouse’s Life Insurance Rider(6)
• Minimum and Maximum Charge	Monthly	$0.15 to $83.33 per $1,000 of coverage
• Charge for a Representative Insured(8)		$0.65 per $1,000 of coverage
(1)	Cost of insurance rates vary based on the Insured’s’s administrative office and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
(2)	A representative Insured is a person with an administrative office of 50, actively at work.
(3)	The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.
(4)	The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.

(5)	The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5%, for a maximum loan interest spread of 3%.
(6)	Optional rider charges vary based on the Insured administrative office and rate class. The optional rider charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.
(7)	The maximum charge for this rider does not increase the maximum charge outlined under the maximum charge of the Cost of Insurance Charge.
(8)	For Spouse’s’s Life Insurance Rider, a representative Insured is an employee’s’s Spouse that has an administrative office of 50.
Annual Portfolio Operating Expenses
The next table shows the minimum and maximum total operating expenses charged by the Portfolioss that you may pay periodically during the time that you own the Policy. A complete list of the Portfolioss available under the Policy, including their annual expenses, may be found in Appendix A at the back of this document.
Minimum and Maximum Annual Portfolio Expenses
	Minimum	Maximum
Annual Portfolio Expenses (as a percentage of average net assets) (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.04%

GLOSSARY
Administrative Office – The service office of the Company. The mailing address is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St. Louis, MO 63141. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.
Attained Age – The Issue Age of the Insured plus the number of completed Policy Years.
Associated Companies – The companies listed in a Group Contract’s specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.
Beneficiary – The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured’s death. A Beneficiary may be changed as set forth in the Policy and this Prospectus. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.
Cash Value – The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account (if applicable), and in the Loan Account.
Cash Surrender Value – The Cash Value of a Policy on the date of surrender, less any Indebtedness.
Certificate – A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner’s rights and benefits.
Contractholder – The employer, association, sponsoring organization or trust that is issued a Group Contract.
Division – A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Portfolio.
Effective Date – The actual date coverage shall take effect which will be on or after the Issue Date.
Employee – A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. MetLife may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.
Face Amount – The minimum death benefit under the Policy so long as the Policy remains in force.
General Account – The Policy option where your money earns annual interest at a rate that will not be lower than the guaranteed minimum annual effective rate in effect on the issue date of your Group Policy, which in no event will be lower than 4%. We may credit higher rates of interest, but are not obligated to do so. This may not be available on all Certificates as an option. The General Account is part of the Company’s general account.
Group Contract – A group flexible premium variable life insurance contract issued to the Contractholder by the Company.
Indebtedness – The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance – Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee or an Employee’s spouse.
Insured – The person whose life is insured under a Policy. The term may include both an Employee and an Employee’s spouse.
Investment Start Date – The date the initial premium is applied to the General Account and to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company’s Administrative Office.
Issue Age – The Insured’s Age as of the date the Policy is issued.
Issue Date – The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.
Loan Account – The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company’s general account assets.
Loan Value – The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.
Maturity Date – The Policy Anniversary on which the Insured reaches Attained Age 95.
Monthly Anniversary – The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.
Net Premium – The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy and any charge for premium taxes.
Owner (or you) – The Owner of a Policy, as designated in the application or as subsequently changed.
Policy – Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee’s spouse.
Policy Anniversary – The same date each year as the Issue Date.
Policy Month – A month beginning on the Monthly Anniversary.
Policy Year – A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.
Portfolio — A portfolio represents a class (or series) of stock of a Fund in which a Division's assets are invested.
SEC (or the Commission) – The Securities and Exchange Commission.
Separate Account – Paragon Separate Account A, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.
Spouse – An employee’s legal spouse. The term does not include a spouse who is legally separated from the employee.
Valuation Date – Each day that the New York Stock Exchange is open for regular trading.

Valuation Period – The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY
The following is a list of the Portfolios currently available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000219. You can also request this information at no cost by calling (800) 756-0124 or by sending an email request to GVUL-eservice@metlifecommercial.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks a high level of current income. Its secondary investment objective is capital appreciation.	American Funds American High-Income Trust* (formerly known as American Funds High-Income Bond Fund) - Class 1 Capital Research and Management CompanySM	0.33%	8.21%	8.59%	5.83%
Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds Asset Allocation Fund - Class 1 Capital Research and Management CompanySM	0.30%	12.71%	10.86%	10.19%
Seeks long-term growth of capital.	American Funds Global Growth Fund - Class 1 Capital Research and Management CompanySM	0.56%	30.79%	16.55%	13.14%
Seeks long-term growth of capital.	American Funds Global Small Capitalization Fund - Class 1 Capital Research and Management CompanySM	0.74%	30.04%	14.71%	9.70%
Seeks growth of capital.	American Funds Growth Fund - Class 1 Capital Research and Management CompanySM	0.36%	52.45%	23.06%	17.14%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund - Class 1 Capital Research and Management CompanySM	0.30%	13.81%	14.22%	13.02%
Seeks long-term growth of capital.	American Funds International Fund - Class 1 Capital Research and Management CompanySM	0.55%	14.28%	11.00%	6.94%
Seeks long-term capital appreciation.	American Funds New World Fund®* - Class 1 Capital Research and Management CompanySM	0.59%	23.89%	13.62%	6.80%
Seeks as high a level of current income as is consistent with the preservation of capital.	American Funds The Bond Fund of America* (formerly known as American Funds Bond Fund) - Class 1 Capital Research and Management CompanySM	0.21%	9.96%	5.20%	4.18%
Seeks a high level of current income consistent with prudent investment risk and preservation of capital.	American Funds U.S. Government Securities Fund* (formerly known as American Funds U.S. Government/AAA-Rated Securities Fund) - Class 1 Capital Research and Management CompanySM	0.23%	10.09%	3.93%	3.37%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks to provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.	American Funds Ultra-Short Bond Fund - Class 1 Capital Research and Management CompanySM	0.37%	0.34%	0.91%	0.34%
Seeks capital appreciation.	Brighthouse/Aberdeen Emerging Markets Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Aberdeen Asset Managers Limited	0.94%	27.68%	13.84%	3.66%
Seeks long-term capital appreciation.	Contrafund ® Portfolio - Initial Class Fidelity Management & Research Company LLC	0.61%	30.57%	16.19%	13.52%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Equity-Income Portfolio - Initial Class Fidelity Management & Research Company LLC	0.53%	6.69%	10.69%	10.17%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2010 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.45%	12.49%	8.37%	7.03%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2020 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.53%	15.06%	10.00%	8.16%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2030 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.59%	16.89%	11.58%	9.51%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2040 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.67%	19.28%	12.77%	10.38%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2050 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.67%	19.28%	12.76%	10.44%
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Index 500 Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: Geode Capital Management, LLC	0.10%	18.24%	15.09%	13.78%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.33%	19.62%	13.22%	11.21%
Seeks capital appreciation.	MFS ® Growth Series - Initial Class Massachusetts Financial Services Company	0.73%	31.86%	20.28%	16.80%
Seeks capital appreciation.	MFS ® New Discovery Series* - Initial Class Massachusetts Financial Services Company	0.87%	45.89%	22.98%	14.70%
Seeks total return.	MFS ® Total Return Series* - Initial Class Massachusetts Financial Services Company	0.61%	9.81%	8.86%	8.34%
Seeks long-term growth of capital.	Mid Cap Portfolio - Initial Class Fidelity Management & Research Company LLC	0.62%	18.19%	11.07%	9.50%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.

To learn more about the Policy, you should read the Prospectus and SAI dated the same date as this prospectus which are incorporated herein by reference and are legally a part of this Summary Prospectus. They include additional information about the Policies and the Separate Account. You can find these documents on line at dfinview.com/metlife/tahd/MET000219. For a free copy of the Prospectus and SAI, to receive free personalized illustrations of death benefits and Cash Value, and to request other information about the Policy, please call 1-800-756-0124, send an email request to GVULeservice@metlifecommercial.com or write to us at our Administrative Office. The mailing address for our Administrative Office is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141.
EDGAR ID: C000034616